Exhibit  10.1


     BION  NMS'  INSTALLATION  AGREEMENT
     ADDENDUM  #4
     PHASE  II  OPTION  AGREEMENT


     It is AGREED this 16th day of January, 1998, between the undersigned that the agreements (collectively the "AGREEMENT") attached hereto at EXHIBIT A are amended as set forth herein (EXHIBIT A is incorporated herein by reference):

1) Section 4 (Option for Phase II) B. of the Addendum of EXHIBIT A shall be amended as follows:

"B. Under the terms of this OPTION, BION and BFF agree that all of the terms and conditions of the AGREEMENT shall apply to the agreement covering PHASE II of the PROJECT (the "PHASE II AGREEMENT") when the PHASE II AGREEMENT is executed with the following changes and/or exceptions:

i. SECTION 5, BION COMPENSATION shall be amended in the PHASE II AGREEMENT to read:

"A. Each site where a Bion NMS' is being installed has its unique character. This requires BION to individually design the application of the Bion NMS for each site at which it is to be installed. BION's goal is to design each Bion NMS application to complement the existing site as much as practicable. BION agrees to perform the services described in Attachment A and such other activities as required by this PHASE II AGREEMENT. BFF agrees to pay BION in consideration of this PHASE II AGREEMENT the aggregate sum of $800,000 payable as follows:

i.         $100,000  on  July  15,  1998,
ii.        $100,000  on  August  15,  1998,
iii.       $100,000  on  September  15,  1998,
iv. $31,250 on the 15th day of October 1998 through January 2000, provided, however, if BION and BFF agree on a schedule of development whereby PHASE II of the PROJECT is anticipated to be completed in less than the 18 months of this payment schedule, then this payment schedule shall be
compressed  on  a  ratable  basis.    Not  withstanding any of the above, upon
completion of the construction of all of the systems contemplated by this PHASE II AGREEMENT, all amounts are due and payable.

B. Late payment charges of 1.5% per month or part thereof, payable to BION, will be due if payments are not received within 15 days of due date. BFF will be responsible for any and all reasonable legal and/or court expenses incurred by BION in BION's attempt to recover any unpaid amounts in case of failure of BFF to pay BION for services performed and/or expenses incurred for BFF's account.

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C.  For  WORK  provided  by  BION  beyond  the  scope of services described in
ATTACHMENT A, or for unforeseen circumstances or changes in the scope of services required by BFF, BION shall be compensated for such services as negotiated by BION and BFF.

D. To the extent that the actual capital cost to design and construct the Bion NMS systems contemplated in PHASE II is less than the aggregate standard cost in the "Murphy Model" for waste handling installation, BFF shall make available to BION a revolving credit line on commercial terms (prime plus 1/2 point) an amount equal to one half of such capital savings on a cumulative basis.

E. If greater than 12 BION NMS Systems are required for the performance of PHASE II, the total fees due BION pursuant to Section A above shall increase by $20,000 for each such system above 12. For each system above 12, the increased fees due will be spread equally over the payments scheduled to be made commencing October 15, 1998 through January 15, 2000."

ii. The terms and conditions of SECTION 6, BION NMS SYSTEM OPERATION COMPENSATION AND PAYMENT, paragraph A shall be amended as follows:

"A. BFF agrees to pay BION for start-up and operational services for PHASE II as described in ATTACHMENT A the amount of $1,115 per month for each system in PHASE II as each system enters start-up."

iii. The terms and conditions of SECTION 6, BION NMS SYSTEM OPERATION COMPENSATION AND PAYMENT, paragraph C shall be amended as follows:

"C. On a date one year after the start-up of the first Bion NMS for PHASE I, and similarly, on a date one year after the start-up of the first Bion NMS for PHASE II, BION and BFF shall evaluate the monthly payments for start-up and operational services and negotiate any revisions that may be necessary.
During the pendency of such negotiations payments will continue at the previously authorized level.""

2) Upon signing of this ADDENDUM #4 the parties agree that BFF has exercised the Option for PHASE II contained in the AGREEMENT attached hereto as EXHIBIT A.

     BOWMAN  FAMILY  FARMS,  INC.                      BION TECHNOLOGIES, INC.

By:        /s/  Michael  A  Bowman                By:      /s/  Jon  Northrop
     -----------------------------                     ----------------------
     Authorized  Officer                                    Authorized Officer

     CRYSTAL  SPRINGS  FARMS,  LLC

By:        /s/  Michael  A.  Bowman
       ----------------------------
     Authorized  Officer